SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 23, 2005

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 23, 2005, JohnsonDiversey, Inc. issued a press release announcing that its Board of Directors had appointed Edward F. Lonergan as President and Chief Executive Officer, effective February 13, 2006. In addition, the JohnsonDiversey Holdings, Inc. Board of Directors appointed Mr. Lonergan as its President and Chief Executive Officer, also effective February 13, 2006.

Mr. Lonergan will replace Gregory E. Lawton, who announced his retirement in September 2005, but will continue in his current capacity as President and Chief Executive Officer of JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc. until February 13, 2006 and will remain with JohnsonDiversey, Inc. until a transition is completed during the first quarter of fiscal year 2006. Mr. Lonergan will also replace Mr. Lawton as a Director of JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc.

Mr. Lonergan, 46, has over 25 years of experience in the consumer products industry. Since May 2002, he has served as President of the European region for The Gillette Company, a $10.5 billion global consumer products company. From 2000 until May 2002, Mr. Lonergan served as General Manager of the Global Ahold Customer Team for The Procter & Gamble Company, a $57 billion global consumer products company. Since 1981, Mr. Lonergan has held a variety of positions with The Procter & Gamble Company, both domestically and internationally, including general management roles in customer business development and in developing markets.

Mr. Lonergan graduated from Union College of New York in 1981 with a Bachelor of Arts degree in political science.

A copy of the press release announcing Mr. Lonergan’s appointment is attached to this Current Report as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 23, 2005

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: December 23, 2005	By:	/s/ Joseph F. Smorada
Joseph F. Smorada Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: December 23, 2005	By:	/s/ Joseph F. Smorada
Joseph F. Smorada Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release dated December 23, 2005